Execution Version
04.17900

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
dated as of February 13, 2020
among
ALLEGIANT TRAVEL COMPANY,
as Borrower,
THE SUBSIDIARIES OF THE BORROWER PARTY HERETO,
as Guarantors,
THE LENDERS PARTY HERETO,
BARCLAYS BANK PLC,
as Administrative Agent,
BARCLAYS BANK PLC,
as Syndication Agent,
BARCLAYS BANK PLC;
GOLDMAN SACHS BANK; and
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Lead Arrangers

4834-8772-7027v4
Allegiant 2020
Repricing Amendment

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “First Amendment”), dated as of February 13, 2020 among ALLEGIANT TRAVEL COMPANY , a Nevada corporation (the “Borrower”), the guarantors party thereto, BARCLAYS BANK PLC, as fronting lender and as administrative agent for the Lenders party to the Loan Agreement referred to below (together with its permitted successors in such capacity, the “Administrative Agent”), and on behalf of the Consenting Lenders (as defined below) executing consents to this Amendment. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement referred to below (as amended, including by this First Amendment).
W I T N E S S E T H:
WHEREAS, the Borrower and certain of its subsidiaries from time to time, as guarantors, the Lenders and the Administrative Agent are parties to a $450,000,000 Credit and Guaranty Agreement dated as of February 5, 2019 (as amended, modified and supplemented and in effect on the date hereof, the “Loan Agreement”) comprised of a $450,000,000 term loan facility (of which $445,499,999.97 was outstanding immediately prior to effectiveness of this First Amendment);
WHEREAS, the Borrower has requested to amend certain terms of the Loan Agreement as hereinafter set forth;
WHEREAS, with respect to the Lenders holding any Term Loans outstanding immediately prior to the First Amendment Effective Date (as defined below) (such Term Loans, the “Refinanced Term Loans”) whose executed consent to this First Amendment has not been received by the Administrative Agent on or prior to a deadline (the “Non-Consenting Lenders”; the Lenders that are not the Non-Consenting Lenders (including the “Fronting Lender” as defined below) are hereinafter referred to as the “Consenting Lenders”) as agreed between the Borrower and the Administrative Agent and notified by the Administrative Agent to the Lenders (the “Consent Deadline”), the Borrower hereby gives notice to each Non-Consenting Lender, pursuant to Section 10.08(d) of the Loan Agreement, that upon the First Amendment Effective Date (as defined below), the principal amount of and accrued and unpaid interest on its Refinanced Term Loans will be repaid in full on behalf of the Borrower by the Administrative Agent or Barclays Bank PLC, as fronting lender (the “Fronting Lender”);
WHEREAS, on the First Amendment Effective Date, the Refinanced Term Loans held by the Consenting Lenders and Fronting Lender shall be converted to new Class B Term Loans (the “Replacement Term Loans”), and the facility upsized by $100 million; and
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1 - Loan Agreement Amendments. Subject to the satisfaction of the conditions set forth in Section 2 hereof:

(a)Amended and Restated Definitions. Section 1.01 of the Loan Agreement shall be amended by amending and restating in their entirety the below definitions as follows:

“Applicable Margin” shall mean, for each Type of Loan, the following rates per annum:

Applicable Margin Eurodollar Loans	Applicable Margin ABR Loans
3.00%	2.00%
“Designated Banking Product Agreement” means any agreement evidencing Designated Banking Product Obligations entered into by the Borrower and any Person that, at the time such Person entered into such agreement, was a Lender or the Administrative Agent or a banking Affiliate of any such Person, in each case designated by the relevant Lender and the Borrower, by written notice to the Administrative Agent, as a “Designated Banking Product Agreement”.
“Designated Banking Product Obligations” means any Banking Product Obligations, in each case as designated by any Lender or the Administrative Agent (or a banking Affiliate thereof) and the Borrower from time to time and agreed to by the Administrative Agent as constituting “Designated Banking Product Obligations,” which notice shall include

(i) a copy of an agreement providing an agreed-upon maximum amount of Designated Banking Product Obligations that can be included as Obligations, and (ii) the acknowledgment of such Lender (or such banking Affiliate) that its security interest in the Collateral securing such Designated Banking Product Obligations shall be subject to the Loan Documents; provided that, after giving effect to such designation, the aggregate agreed-upon maximum amount of all “Designated Banking Product Obligations” included as Obligations, together with the aggregate agreed-upon maximum amount of all “Designated Hedging Obligations” included as Obligations, shall not exceed $15,000,000 in the aggregate.
“Designated Hedging Agreement” means any Hedging Agreement entered into by the Borrower and any Person that, at the time such Person entered into such Hedging Agreement, was a Lender, the Administrative Agent or an Affiliate thereof, as designated by the relevant Lender or the Administrative Agent (or Affiliate thereof) and the Borrower, by written notice to the Administrative Agent, as a “Designated Hedging Agreement,” which notice shall include a copy of an agreement providing for (i) a methodology agreed to by the Borrower, such Lender or Affiliate of a Lender, and the Administrative Agent for reporting the outstanding amount of Designated Hedging Obligations under such Designated Hedging Agreement from time to time, (ii) an agreed-upon maximum amount of Designated Hedging Obligations under such Designated Hedging Agreement that can be included as Obligations, and (iii) the acknowledgment of such Lender or Affiliate of a Lender that its security interest in the Collateral securing such Designated Hedging Obligations shall be subject to the Loan Documents; provided that, after giving effect to such designation, the aggregate agreed-upon maximum amount of all “Designated Hedging Obligations” included as Obligations, together with the aggregate agreed-upon maximum amount of all “Designated Banking Product Obligations” included as Obligations, shall not exceed $15,000,000 in the aggregate.

(b)Amended Definition. The definition of “Permitted Disposition” in Section 1.01 of the Loan Agreement shall be amended by amending and restating clause (k) as follows:

“(k) Dispositions by the Borrower and its Subsidiaries not otherwise listed in clauses (a) through (j) above; provided that the aggregate book value of all property Disposed of pursuant to this clause (k) shall not exceed $100.0 million.”
(c)Section 2.09. The first sentence of Section 2.09(a) shall be amended and restated to read as follows: “The principal amount of the Term Loans shall be repaid in consecutive quarterly installments (each, an “Installment”) of $1,377,525.25, on each Interest Payment Date, commencing on the Interest Payment Date falling on or about, commencing on April 30, 2020.”

(d)Section 2.11. Section 2.11(d) of the Loan Agreement shall be amended by deleting the words “within twelve months after February 5, 2019” in the first and second sentences of such Section and replacing them with “within six months after February 13, 2020” in each such instance.

(e)Section 6.03. Section 6.03 of the Loan Agreement shall be amended by adding a new subsection (d) thereto as follows:

“(d) Notwithstanding anything to the contrary in this Section 6.03, any Restricted Subsidiary (other than any Significant Guarantor) may sell all or substantially all of its assets to the extent such transaction would be permitted under clause (k) of the definition of Permitted Disposition; provided proceeds of any such transaction shall be applied in accordance with Section 2.10(b).”
SECTION 2 - Conditions to Effectiveness. This First Amendment shall become effective on the date when each of the following conditions specified below shall have been satisfied (the “First Amendment Effective Date”):

(i)the Administrative Agent and the Borrower shall have received a signed signature page to this First Amendment from the Borrower, the Guarantors, the Fronting Lender, and the Administrative Agent and a signed consent from each Consenting Lender, and in the case of each such Consenting Lender such Consenting Lender shall have elected on its signature page either “Option A” or “Option B” as described in Exhibit A hereto;

(ii)the Borrower shall have caused to be delivered to the Administrative Agent shall have received a written opinion of Vedder Price P.C., special counsel for the Borrower and the Guarantors in form and substance reasonably satisfactory to the Administrative Agent and addressed to the Administrative Agent and the Lenders party hereto, and dated the First Amendment Effective Date;

(iii)the Administrative Agent shall have received with respect to the Borrower a certificate of the Secretary of State of the state of Nevada, dated as of a recent date, as to its good standing;

(iv)the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or similar officer), of the Borrower dated the date hereof and certifying as to the incumbency and specimen signature of each officer of the Borrower executing this First Amendment or any other document delivered by it in connection herewith;

(v)the Borrower shall have paid to the Administrative Agent for the benefit of itself and the Consenting Lenders the then-unpaid balance of all accrued and unpaid fees due, owing and payable by the Borrower to them in connection with this First Amendment, as agreed to by the Borrower in writing, and the reasonable attorneys’ fees of Milbank LLP as counsel to the Administrative Agent and to the Fronting Lender (subject to any limitations that have been separately agreed) incurred in connection with the preparation, execution and delivery of this First Amendment as to which the Borrower shall have received an invoice prior to the First Amendment Effective Date;

(vi)the Administrative Agent shall have received an Officer’s Certificate from the Borrower certifying as to the truth in all material respects of the representations and warranties set forth in Section 3 of this First Amendment as though made by it on the date hereof, except to the extent that any such representation or warranty relates to a specified date, in which case as of such date (provided, that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects as of the applicable date, before and after giving effect to the First Amendment);

(vii)all interest accrued on the Term Loans that has not yet been paid by the Borrower to the Administrative Agent as of the First Amendment Effective Date shall have been paid in full;

(viii)all amounts owing to the Non-Consenting Lenders pursuant to Section 2.15 (Break Funding Payments) of the Loan Agreement in connection with the repayment of their Refinanced Term Loans pursuant to this First Amendment shall have been paid by the Borrower to the Administrative Agent for the account of each such Non-Consenting Lender, subject in the case of each Non-Consenting Lender to its giving the Borrower a written certificate setting forth any such amount due to it at least one Business Day prior to the First Amendment Effective Date; and

(ix)the transactions contemplated by Section 7 below shall have been duly effected.

The Administrative Agent shall promptly notify the parties hereto of the occurrence of the First Amendment Effective Date.
SECTION 3 - Representations and Warranties. In order to induce the Consenting Lenders and the Administrative Agent to enter into this First Amendment, the Borrower represents and warrants to each of the Consenting Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this First Amendment, (i) no Event of Default has occurred and is continuing or would result from giving effect to the First Amendment and (ii) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date and in such case as of such date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Change” or “Material Adverse Effect” shall be true and correct in all respects, as though made on and as of the applicable date, before and after giving effect to the First Amendment.

SECTION 4 - Reference to and Effect on the Loan Agreement; Ratification. At and after the effectiveness of this First Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this First Amendment. The Loan Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, and the obligations of the Borrower and the Guarantors hereunder and thereunder, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The parties hereto confirm and agree that the guarantee under Section 9 of the Loan Agreement and the grant of a Lien by the Borrower and each Restricted Subsidiary in the Collateral pursuant to the Spare Parts Security Agreement and the Security Agreement, as applicable, shall continue in full force and effect after giving effect to this First Amendment, and the term “Obligations” as used in the Loan Agreement shall include all obligations of the Borrower and the Guarantors under the Loan Agreement, as amended including by this First Amendment. This First Amendment shall be deemed to be a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION 5 - Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The execution and delivery of a consent to this First Amendment by each Consenting Lender shall be irrevocable and shall be binding upon such Consenting Lender’s successors, permitted transferees and permitted assigns. This First Amendment shall become effective as set forth in Section 2, and from and after the First Amendment Effective Date shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted transferees and permitted assigns. Delivery of an executed counterpart of a signature page of this First Amendment or of a consent to this First Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this First Amendment or such consent, respectively.

SECTION 6 - Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7 - Refinancing of Non-Consenting Lender Term Loans; Assignments of Certain Lenders. Subject to the satisfaction of the conditions set forth in Section 2 and effective as of the First Amendment Effective Date:

(a)the outstanding Refinanced Term Loans of each Non-Consenting Lender shall, pursuant to 10.08(d) of the Loan Agreement, be repaid, on behalf of the Borrower by payment from the Fronting Lender of an amount equal to the outstanding principal amount of, and accrued and unpaid interest on all of such Refinanced Term Loans, and all of such Non-Consenting Lender’s existing Refinanced Term Loans shall be deemed refinanced by new Class B Term Loans held by the Fronting Lender in an amount corresponding to the amount of existing Refinanced Term Loans held by such Non-Consenting Lender;

(b)each Consenting Lender who elects Option A as described in Exhibit A hereto will hold new Class B Term Loans, in a principal amount equal to its Refinanced Term Loans or greater amount as agreed between such Consenting Lender and the Fronting Lender, subject to the amended terms described in this First Amendment;

(c)each Consenting Lender who elects Option B as described in Exhibit A hereto (each such Lender a “Cash Roll Lender”), shall on or prior to the First Amendment Effective Date and upon execution and delivery of its consent as described in Exhibit A hereto (i) be deemed to have assigned its Refinanced Term Loans to the Fronting Lender pursuant to the terms hereof (the “First-Step Assignment”), (ii) receive an amount equal to the outstanding principal amount of, and accrued and unpaid interest to but excluding the First Amendment Effective Date on, such Refinanced Term Loans and (iii) commit (or have such other Eligible Assignees as such Cash Roll Lender may designate commit) to purchase new Class B Term Loans from the Fronting Lender in a principal amount to be determined by the Fronting Lender up to the amount of the Refinanced Term Loans such Cash Roll Lender assigned pursuant to the First-Step Assignment (or such greater amount as may be agreed between such Cash Roll Lender and the Fronting Lender);

(d)the Replacement Term Loans shall be deemed the Class B Term Loans and replace the Refinanced Term Loans, and all Replacement Term Loans shall be subject to the same Interest Period as the Refinanced Term Loans in existence immediately prior to the First Amendment Effective Date, and shall continue to accrue interest in accordance with Section 2.06 of the Credit Agreement on and after the First Amendment Effective Date at the same interest rate, except for the change in the Applicable Margin pursuant to this First Amendment effective on the First Amendment Effective Date; and

(e)the Fronting Lender shall advance a Replacement Term Loan to the Borrower in immediately available funds to an account of the Borrower designated by the Borrower in a principal amount equal to the principal amount of Refinanced Term Loans required to be paid by the Fronting Lender pursuant to this Section 7.

SECTION 8 - Facility Upsize. Notwithstanding clause (a) of the proviso in Section 10.08(e) of the Credit Agreement, the parties hereto agree that the Replacement Term Loans shall be in a principal amount of $545,499,999.97, which amount is greater than the outstanding principal amount of the Refinanced Term Loans.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year above written.

ALLEGIANT TRAVEL COMPANY,
as the Borrower

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

[Allegiant - Signature Page to First Amendment to Credit and Guaranty Agreement]

ALLEGIANT AIR LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

SUNRISE ASSET MANAGEMENT, LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	President

ALLEGIANT VACATIONS, LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

ALLEGIANT INFORMATION SYSTEMS, INC.,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

AFH, INC.,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

G4 PROPERTIES, LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

TEESNAP LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

[Allegiant - Signature Page to First Amendment to Credit and Guaranty Agreement]

G4 WORKS LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	President

ALLEGIANT ENTERTAINMENT INC.,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

ALLEGIANT NON STOP MICHIGAN, LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

ALLEGIANT NONSTOP UTAH, LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

ALLEGIANT NONSTOP INDIANA, LLC,
as a Guarantor

By:	/s/ Gregory Anderson
Name:	Gregory Anderson
Title:	Chief Financial Officer

[Allegiant - Signature Page to First Amendment to Credit and Guaranty Agreement]

BARCLAYS BANK PLC, as the Fronting Lender
and the Administrative Agent

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director

[Allegiant - Signature Page to First Amendment to Credit and Guaranty Agreement]

EXHIBIT A
LENDER CONSENT TO FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
February 4, 2020
Reference is made to the Credit and Guaranty Agreement, dated as of February 5, 2019 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Loan Agreement”) among ALLEGIANT TRAVEL COMPANY, a Nevada corporation (the “Borrower”), its other subsidiaries party thereto as guarantors from time to time, BARCLAYS BANK PLC, as administrative agent for the Lenders (together with its permitted successors in such capacity, the “Administrative Agent”), and the “Lenders” party thereto.
Posted for your review is a draft of the First Amendment (the “Amendment”) to the Loan Agreement. Barclays Bank PLC will be acting as Fronting Lender in connection with the Amendment. Capitalized terms used and not defined in this Consent have the meanings set forth in the Loan Agreement, as amended including by the Amendment.
This Consent sets forth the procedures for (i) submitting your consent to the Amendment; (ii) electing either (a) a cashless roll as described in Option A below or (b) a cash roll as described in Option B below; (iii) electing not to consent to the Amendment and be treated as a “Non-Consenting Lender” and/or (iv) submitting questions or comments on the Amendment.
PROCEDURES FOR CONSENTING TO THE AMENDMENT
Each Lender is requested to consent to the Amendment by following the procedures set forth herein. Additionally, each Consenting Lender may elect one of the following options:

•
OPTION A (Cashless): If you elect Option A, on the First Amendment Effective Date, your Class B Term Loans, in a principal amount equal to your Refinanced Term Loans (or such greater amount as agreed between you and the Administrative Agent or such lesser amount as allocated by the Administrative Agent), will automatically be subject to the amended terms described in the Amendment,; provided if you are allocated new Class B Term Loans in an outstanding amount that is less than your existing Class B Term Loans, your excess existing Class B Term Loans will be prepaid in cash on the First Amendment Effective Date.

•
OPTION B (Cash Roll): If you elect Option B, on the First Amendment Effective Date (i) your Class B Term Loans will be assigned to the Fronting Lender pursuant to the terms of the Amendment (the “First-Step Assignment”), (ii) you will receive an amount equal to the outstanding principal amount of, together with accrued and unpaid interest to the First Amendment Effective Date on, such Term Loans, and (iii) you or such other Eligible Assignees as you may designate will commit to purchase new Class B Term Loans from the Fronting Lender (the “Second-Step Assignment”) in a principal amount to be determined by the Fronting Lender up to the amount of the original Class B Term Loans you assigned pursuant to the First-Step Assignment (or such greater amount as agreed between you and the Administrative Agent or such lesser amount as allocated by the Administrative Agent).

In order to consent to the Amendment and elect either Option A or Option B, each Consenting Lender is required to complete and sign the signature page to the Amendment (a copy of which is attached hereto as Annex I, with the full Amendment document being posted separately to Intralinks). In addition, if you elect Option B, the Fronting Lender will separately be contacting you to arrange execution and delivery of appropriate Assignment and Acceptance to effect the Second-Step Assignment.
Delivery Instructions for Consenting Lenders: Executed Lender Consents should be delivered online via LendAmend or by submitting the attached lender signature page to AllegiantFeb20@Lendamend.com no later than 12:00 p.m., New York City time, on February 7, 2020. For questions about signature pages or execution matters please contact LendAmend at +1 (646) 453-2808. Please note that, regardless of whether you elect the Cashless Settlement Option or the Cash Roll Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Settlement Option, elect to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount will be prepaid to each of your funds on the First Amendment Effective Date on a pro rata basis and/or (ii) in the case of the Cash Roll Settlement Option, allocate to you less than 100% of your existing hold, in which case your allocated amount will be allocated to each of your funds on a pro rata basis. If cashlessly rolling, lenders can only roll 100% of their position (no partial rolls allowed). Lenders not delivering a signature page prior to such time will be treated as “Non-

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Allegiant 2020 Repricing Amendment

Consenting Lenders” with respect to the Amendment. Please note that EACH LEGAL ENTITY MUST SUBMIT A SEPARATE SIGNATURE PAGE.
PROCEDURES FOR NON-CONSENTING LENDERS
If you do not wish to consent to the Amendment for any of your Class B Term Loans, you are requested to please promptly advise the Administrative Agent of your intention. Non-Consenting Lenders will be repaid in accordance with the Amendment.
PROCEDURES FOR UPSIZING COMMITMENTS
Each existing Lender that wishes to upsize its Class B Term Loan commitment in excess of its current amount is asked to contact their sales representative at Barclays Bank PLC.
REQUEST FOR REVIEW AND COMMENTS TO THE AMENDMENT
Each Lender is requested to review the terms of the Amendment.
All questions or comments on the Amendment of a business nature should be directed to Barclays Bank at:

•	Michael Miller, michael.miller3@barclays.com, (212) 526-1288.
If you have any questions of a legal nature, they should be directed to the counsel for the Administrative Agent and the Fronting Lender, Milbank LLP at:

•	James V. Pascale, jpascale@milbank.com, (212) 530-5370

•	Joshua Forman, jforman@milbank.com, (212) 530-5246

4834-8772-7027v4
Allegiant 2020 Repricing Amendment